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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 1995

                           MONSANTO COMPANY
                           ----------------

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               DELAWARE
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                       (STATE OF INCORPORATION)

         1-2516                                      43-0420020
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      (COMMISSION                                   (IRS EMPLOYER
      FILE NUMBER)                               IDENTIFICATION NUMBER)

800 NORTH LINDBERGH BOULEVARD, ST. LOUIS, MISSOURI         63167
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                              (314) 694-1000
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         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On February 17, 1995, Monsanto Company ("Monsanto") purchased the Kelco specialty chemicals division of Merck & Co., Inc., pursuant to the terms of an Agreement of Purchase and Sale dated as of December 20, 1994, as amended by an Amendment dated as of February 15, 1995 (the "Agreement"). Japanese assets associated with the Kelco division were transferred to Monsanto on February 20. Kelco is the worldwide leader in the development, application and production of alginates and biogums. Under the terms of the Agreement, the purchase price was $1.075 billion, subject to adjustment pursuant to the Agreement.
  Monsanto paid for the acquisition with a combination of cash and short-term debt issued in a private placement. Some or all of the short-term debt may be refinanced with long-term debt at a future date.

  Monsanto presently intends to continue operating the Kelco business.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)(b) Monsanto has determined that it is impracticable to provide the required financial statements and pro forma financial information at this time. Such information will be filed as an amendment to this Form as soon as practicable, but not later than May 3, 1995.

  (c) Exhibits. See the Exhibit Index attached hereto and incorporated herein by reference.

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                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MONSANTO COMPANY
                                 ......................................
                                              (Registrant)

                                 By         /S/ BRUCE R. SENTS
                                    ...................................
                                              Bruce R. Sents
                                       Vice President and Controller
                                      (Principal Accounting Officer)

Date: February 28, 1995

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                             EXHIBIT INDEX

  These Exhibits are numbered in accordance with the Exhibit Table of
Item 601 of Regulation S-K.

    EXHIBIT
     NUMBER                                                         DESCRIPTION
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
        1          Omitted-Inapplicable

        2          1. Agreement of Purchase and Sale dated as of December 20, 1994, by and between Merck & Co., Inc. ("Merck")
                      and The NutraSweet Company relating to the purchase and sale of Merck's Kelco Business, plus identification of contents of omitted schedules and exhibits and agreement to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.
                   2. Amendment, dated as of February 15, 1995, to the Agreement of Purchase and Sale dated as of December 20,
                      1994 between Merck & Co., Inc., a New Jersey corporation, and The NutraSweet Company, a Delaware corporation, plus identification of contents of omitted schedules and exhibits and agreement to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

        4          Omitted-Inapplicable

       16          Omitted-Inapplicable

       17          Omitted-Inapplicable

       20          Omitted-Inapplicable

       23          Omitted-Inapplicable

       24          Omitted-Inapplicable

       27          Omitted-Inapplicable

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